Exhibit 99.1
Spectrum Sciences & Software Holdings Corp. Announces Special Meeting of Shareholders to Approve Name Change
FALLS CHURCH, Va., July 12, 2006— Spectrum Sciences & Software Holdings Corp. (OTCBB: SPSC.OB), announced today that it has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (SEC) regarding a special meeting of stockholders for the purpose of amending its articles of incorporation to change the company’s name to Horne International, Inc.
The special meeting of shareholders will be held at 9:00 a.m. on August 31, 2006 at the Fairview Park Marriott located at 3111 Fairview Park Drive in Falls Church, Virginia. The record date for the special meeting of shareholders is July 21, 2006. There are no other matters scheduled to be presented at the special meeting.
Spectrum Holdings is currently made up of three subsidiary companies, the largest of which is Horne Engineering Services LLC (Horne), which was founded in 1990 in suburban Washington D.C. In a reverse merger transaction in May 2005, Horne was purchased by Spectrum Holdings. The company’s board of directors has proposed the name change in order to promote greater recognition in the government services industry for the company, by leveraging the reputation built by Horne Engineering in the U.S. government market over the past 15 years.
Once the name change is approved, the company said that it intends to change its trading symbol on the Over-The-Counter market before the end of 2006.
Subject to SEC review of the preliminary proxy, the company will be filing a definitive proxy statement and other relevant documents with the SEC.
Investors should read the proxy statement when it is available because it contains important information. Investors will be able to obtain the proxy statement, and any other relevant documents, free of charge at the U.S. Securities and Exchange Commission’s website, http://www.sec.gov and at Spectrum Holdings’ website, http://www.SpectrumHoldingsCorp.com/IR.
Copies of the proxy statement, and other relevant documents, can also be obtained free of charge by directing a request to Spectrum Sciences & Software Holdings Corp., 3140 Fairview Park Drive, Suite 400, Falls Church, Virginia 22042, Attention: Secretary. The respective directors and executive officers of Spectrum Holdings may be deemed to be participants in the solicitation of proxies with respect to the special meeting. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed with the Securities and Exchange Commission.
About Spectrum Sciences & Software Holdings Corp.

Spectrum Sciences & Software Holdings Corp. serves the government marketplace and is focused on safety, energy & environment, transportation, defense and homeland security. The company’s business offerings include: complex program integration; business management services; procurement and acquisition support; design, engineering, and construction; manufacturing technologies; border and transportation security; environmental management; information analysis; and infrastructure protection. Spectrum is headquartered in Falls Church, VA. The company’s subsidiaries include Horne Engineering Services, Spectrum Sciences & Software, Inc., and Coast Engine and Equipment Company. More information can be found at www.SpectrumHoldingsCorp.com.
Forward-Looking Statements
This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, risks set forth in documents filed by the company from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by, or on behalf of, the Company, are expressly qualified by these cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
Media & Investment Community Contact: Gerry Simone, 703-564-2968, IR@SpectrumHoldingsCorp.com
Source: Spectrum Sciences & Software Holdings Corp.